Exhibit 99.1
REVA Receives Approval
For RESTORE Clinical Trial
San Diego, California and Sydney, Australia (Tuesday 24 May 2011 AEST) — REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to announce it has received regulatory approval from the German health authority, BfArM, to begin the RESTORE clinical trial. Approval was also granted by the Brazilian Ministry of Health, CONEP, earlier this month.
The RESTORE trial will evaluate the safety of REVA’s ReZolve™ Bioresorbable Coronary Stent, which is designed to restore blood flow and promote arterial healing, then gradually dissolve, leaving nothing behind. The trial will initially enroll patients in multiple centers in Brazil and Germany.
“We are extremely pleased to have accomplished this very important regulatory milestone and look forward to entering the clinic soon,” commented the Company’s Chairman and CEO, Robert Stockman.
About REVA
REVA is a development stage medical device company incorporated in Delaware, USA, that is focused on the development and eventual commercialisation of its proprietary, bioresorbable stent products. REVA’s lead product, the ReZolve™ stent, combines REVA’s proprietary stent design with a proprietary polymer that is metabolised and cleared from the body. The ReZolve stent is designed to offer full x-ray visibility, clinically relevant sizing and a controlled and safe resorption rate. In addition, by early encapsulation of the stent in the artery tissue coupled with the loss of stent structure over time, the ReZolve stent may reduce the incidence of late forming blood clots, or thrombosis, a rare but serious problem associated with drug-eluting metal stents currently on the market. REVA is in the process of finalising the design of its ReZolve stent and currently intends to initiate a pilot human clinical trial in the third quarter of 2011. REVA will require regulatory approval before it can begin selling the ReZolve stent.
Forward-Looking Statements
This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to regulatory submissions and approvals; our expectations with respect to our clinical trials, including enrolment in or completion of our clinical trials; our expectations with respect to the integrity or capabilities of our intellectual property position; our ability to commercialize our existing products; our ability to develop and commercialize new products; and our estimates regarding our capital requirements and financial performance, including profitability. Management believes that these forward-looking statements are reasonable as and when made. You should not place undue reliance on forward-looking statements because they speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. REVA may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, described in “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2011. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC.

Investor Enquiries:	Media Enquiries:

United States:	Cannings Corporate Communications
Cheryl Liberatore	Michael Mullane
REVA Medical, Inc.	+ 61 414 590 296
Director, Corporate Development
+1 858 966-3045

Australia:
David Allen or Alan Taylor
Inteq Limited
+61 2 9231 3322
Source REVA
HEAD OFFICE: 5751 Copley Drive, Suite B, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com
AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • + 61 9229 2727 (FAX) • ARBN 146 505 777
REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.